Exhibit 99.1

MBNA Reports Record Earnings for the Fourth Quarter

Wilmington, Delaware (1/22/04) -- MBNA Corporation announced today that net income for the fourth quarter of 2003 was $703.5 million or $.54 per common share, an increase of 32%, compared with $540.2 million or $.41 per common share for the fourth quarter of 2002. For the full year, net income rose to $2.34 billion or $1.79 per common share, compared with $1.77 billion or $1.34 per common share for 2002. Excluding the impact of the third quarter 2002 implementation of the industry-wide FFIEC guidance for uncollectible accrued interest and fees for the Corporation's loans, earnings per common share would have been $1.47 for the full year of 2002.

In addition, MBNA’s Board of Directors has approved an increase of 20% in the quarterly dividend rate to $.12 per common share, which will increase the annual rate to $.48. MBNA has increased the dividend every year since it became a public company. The cash dividend is payable April 1, 2004 to stockholders of record as of March 15, 2004.

Loan receivables at December 31, 2003 were $33.6 billion, an increase of $4.9 billion over the fourth quarter of 2002. Total managed loans at December 31, 2003 were $118.5 billion, an increase of $11.2 billion or 10.5% over the fourth quarter of 2002.

During 2003, the Corporation added 10.7 million new accounts, with 2.7 million new accounts added in the quarter. The characteristics of new cardholders are consistent with the quality of the Corporation’s existing cardholders. The company acquired 384 new endorsements from organizations in 2003, including Merrill Lynch, Arizona State University, Gander Mountain, National Geographic (U.K.), Banco Cooperativo (Spain), eBay, and Royal Caribbean International. The company also renewed more than 1,400 group contracts during 2003, including the NFL, University of Michigan, Cleveland Indians, American College of Surgeons, University of Arizona, The American Society of Mechanical Engineers, Texas A&M University, and WWF (U.K.).

Loan losses on loan receivables and managed loans for the fourth quarter of 2003 were 4.64% and 4.97%, respectively. For the full year, loan losses were 4.84% on loan receivables and 5.22% on managed loans. Loan losses continue to be lower than published industry levels. Delinquency on the loan receivables and managed loans was 3.84% and 4.39%, respectively, at December 31, 2003.

This earnings release includes managed data. Please refer to MBNA Corporation and Subsidiaries Financial Highlights - Exhibit A for a quantitative reconciliation of reported and managed data. A business presentation that provides supplemental information regarding the fourth quarter of 2003 is available in the Investor Relations section of MBNA’s Web site (www.MBNA.com).

MBNA Corporation, a bank holding company and parent of MBNA America Bank, N.A., a national bank, is the largest independent credit card lender in the world. MBNA also provides retail deposit, consumer loan, and insurance products. MBNA.com ( www.MBNA.com ) provides credit card, consumer loan, retail deposit, travel, and shopping services.

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

	For the Three Months		For the Twelve Months
	Ended December 31,		Ended December 31,

	2003	2002	2003	2002

INCOME STATEMENT DATA FOR THE PERIOD (f):
Net interest income	$615,697	$574,211	$2,350,373	$2,074,575
Provision for possible credit losses	334,157	417,637	1,392,701	1,340,157
Other operating income	2,153,198	1,854,883	7,825,480	6,752,923
Other operating expense	1,333,815	1,159,470	5,124,147	4,701,925
Net income	703,490	540,160	2,338,104	1,765,954

PER COMMON SHARE DATA FOR THE PERIOD (f):

Earnings	$.55	$.42	$1.82	$1.37
Earnings-assuming dilution	.54	.41	1.79	1.34
Dividends	.10	.07	.36	.27
Book value	8.53	6.96

RATIOS (f):

Net interest margin (a)	5.35%	5.65%	5.37%	5.54%
Return on average total assets	4.76	4.14	4.16	3.67
Return on average stockholders' equity	24.44	24.08	22.98	21.29
Stockholders' equity to total assets	18.80	17.22

Loan Receivables (b):
Delinquency (c)	3.84	4.36
Net credit losses (d)	4.64	4.62	4.84	4.57

Sales and cash advance volume	$50,062,983	$43,903,095	$184,293,873	$160,046,164

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

	For the Three Months		For the Twelve Months
	Ended December 31,		Ended December 31,

	2003	2002	2003	2002

MANAGED DATA (f) (g):

At Period End:
Loans held for securitization	$13,084,105	$11,029,627
Loan portfolio	20,539,972	17,696,881
Securitized loans	84,869,483	78,531,334

Total managed loans	$118,493,560	$107,257,842

Average for the Period:
Loans held for securitization	$9,155,820	$8,072,337	$9,198,810	$8,130,207
Loan portfolio	20,041,305	18,616,171	18,985,008	17,184,993
Securitized loans	84,574,458	77,054,500	81,691,156	74,718,731

Total managed loans	$113,771,583	$103,743,008	$109,874,974	$100,033,931

For the Period:
Delinquency (c)	4.39%	4.88%
Net credit losses (d)	4.97	5.04	5.22%	4.99%
Net interest margin (a)	8.30	8.47	8.39	8.42
Net interest income	$2,642,109	$2,426,989	$10,204,638	9,118,677
Provision for possible credit losses	1,409,287	1,417,694	5,768,170	5,175,540
Other operating income	1,201,916	1,002,162	4,346,684	3,544,204

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

	For the Three Months		For the Twelve Months
	Ended December 31,		Ended December 31,

	2003	2002	2003	2002

BALANCE SHEET DATA AT PERIOD END (f):

Investment securities and money market instruments (e)	$9,581,715	$9,423,620
Loans held for securitization	13,084,105	11,029,627

Credit card loans	11,910,507	9,484,115
Other consumer loans	8,629,465	8,212,766

Total loans	20,539,972	17,696,881
Reserve for possible credit losses	(1,216,316)	(1,111,299)

Net loans	19,323,656	16,585,582

Total assets	59,113,355	52,856,746
Total deposits	31,836,081	30,616,216
Stockholders’ equity	11,113,040	9,101,319

AVERAGE BALANCE SHEET DATA (f):

Investment securities and money market instruments (e)	$12,482,481	$9,875,949	$11,693,550	$8,257,838
Loans held for securitization	9,155,820	8,072,337	9,198,810	8,130,207

Credit card loans	11,701,190	10,322,267	10,657,649	9,672,043
Other consumer loans	8,340,115	8,293,904	8,327,359	7,512,950

Total loans	20,041,305	18,616,171	18,985,008	17,184,993
Reserve for possible credit losses	(1,186,014)	(981,899)	(1,158,510)	(941,780)

Net loans	18,855,291	17,634,272	17,826,498	16,243,213

Total assets	58,645,383	51,742,487	56,232,903	48,154,027
Total deposits	31,612,425	30,626,707	31,880,540	28,481,487
Stockholders’ equity	11,419,413	8,900,696	10,172,778	8,293,823

Weighted average common shares outstanding (000)	1,277,748	1,277,734	1,278,166	1,277,787
Weighted average common shares outstanding and common stock equivalents (000)	1,297,300	1,297,285	1,295,142	1,302,712

NOTES:

(a) Net interest margin ratios are presented on a fully taxable equivalent basis.
(b) Loan receivables include loans held for securitization and the loan portfolio.
(c) Delinquency represents accruing loans that are 30 days or more past due.
(d) MBNA Corporation’s net credit loss ratio is calculated by dividing annualized net credit losses, which exclude uncollectible accrued interest and fees and fraud losses, for the period by average loans, which include estimated collectible billed interest and fees for the corresponding period.
(e) For purposes of comparability, certain prior period amounts have been reclassified.
(f)  In September 2002, MBNA Corporation implemented the one-time industry wide FFIEC accounting guidance, and changed the estimated value of accrued interest and fees, resulting in a decrease to income before income taxes of $263.7 million ($167.2 million after taxes) for the twelve months ended December 31, 2002. Net income for the twelve months ended December 31, 2002 was $1.8 billion or $1.34 per common share-assuming dilution.  Excluding this change in September 2002, earnings per common share-assuming dilution for the twelve months ended December 31, 2002 would have been $1.47, an increase of 15% compared with the twelve months ended December 31, 2001.  Earnings per common share-assuming dilution for the twelve months ended December 31, 2003 increased 34%, compared with the twelve months ended December 31, 2002. Excluding this change in September 2002, earnings per common share-assuming dilution for the twelve months ended December 31, 2003 would have increased 22%, compared with the twelve months ended December 31, 2002.
(g) MBNA Corporation allocates resources on a managed basis, and financial data provided to management reflects MBNA Corporation’s results on a managed basis. Managed data assumes MBNA Corporation’s securitized loan principal receivables have not been sold and presents the earnings on securitized loan principal receivables in the same fashion as MBNA Corporation’s owned loans. Management, equity and debt analysts, rating agencies and others evaluate MBNA Corporation’s operations on a managed basis because the loans that are securitized are subject to underwriting standards comparable to MBNA Corporation’s owned loans, and MBNA Corporation services the securitized and owned loans, and the related accounts, together and in the same manner without regard to ownership of the loans. In a securitization, the account relationships are not sold to the trust. MBNA Corporation continues to own and service the accounts that generate the securitized loan principal receivables. The credit performance of the entire managed loan portfolio is important to understand the quality of originations and the related credit risks inherent in the owned portfolio and retained interests in its securitization transactions.

Exhibit A reconciles income statement data for the period to managed net interest income, managed provision for possible credit losses, and managed other operating income, and the loan receivables net credit loss ratio to the managed net credit loss ratio, the loan receivables delinquency ratio to the managed delinquency ratio, and the net interest margin ratio to the managed net interest margin ratio. Managed other operating income includes the impact of the gain recognized on securitized loan principal receivables in accordance with Statement of Financial Accounting Standards No. 140.

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

EXHIBIT A

RECONCILIATION OF INCOME STATEMENT DATA FOR THE PERIOD TO MANAGED NET
    INTEREST INCOME, MANAGED PROVISION FOR POSSIBLE CREDIT LOSSES, AND
    MANAGED OTHER OPERATING INCOME

	For the Three Months		For the Twelve Months
	Ended December 31,		Ended December 31,

	2003	2002	2003	2002

Net interest income:
Net interest income	$615,697	$574,211	$2,350,373	$2,074,575
Securitization adjustments	2,026,412	1,852,778	7,854,265	7,044,102

Managed net interest income	$2,642,109	$2,426,989	$10,204,638	$9,118,677

Provision for possible credit losses:
Provision for possible credit losses	$334,157	$417,637	$1,392,701	$1,340,157
Securitization adjustments	1,075,130	1,000,057	4,375,469	3,835,383

Managed provision for possible credit losses	$1,409,287	$1,417,694	$5,768,170	$5,175,540

Other operating income:
Other operating income	$2,153,198	$1,854,883	$7,825,480	$6,752,923
Securitization adjustments	(951,282)	(852,721)	(3,478,796)	(3,208,719)

Managed other operating income	$1,201,916	$1,002,162	$4,346,684	$3,544,204

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

RECONCILIATION OF THE LOAN RECEIVABLES NET CREDIT LOSS RATIO TO THE MANAGED NET
    CREDIT LOSS RATIO

	For the Three Months			For the Three Months
	Ended December 31, 2003			Ended December 31, 2002

	Net Credit Losses (a)	Average Loans Outstanding	Net Credit Loss Ratio (a)	Net Credit Losses (a)	Average Loans Outstanding	Net Credit Loss Ratio (a)

Loan receivables (b)	$338,547	$29,197,125	4.64%	$308,151	$26,688,508	4.62%
Securitized loans	1,075,130	84,574,458	5.08	1,000,057	77,054,500	5.19

Managed loans	$1,413,677	$113,771,583	4.97	$1,308,208	$103,743,008	5.04

	For the Twelve Months			For the Twelve Months
	Ended December 31, 2003			Ended December 31, 2002

	Net Credit Losses (a)	Average Loans Outstanding	Net Credit Loss Ratio (a)	Net Credit Losses (a)	Average Loans Outstanding	Net Credit Loss Ratio (a)

Loan receivables (b)	$1,363,696	$28,183,818	4.84%	$1,156,212	$25,315,200	4.57%
Securitized loans	4,375,469	81,691,156	5.36	3,835,383	74,718,731	5.13

Managed loans	$5,739,165	$109,874,974	5.22	$4,991,595	$100,033,931	4.99

RECONCILIATION OF THE LOAN RECEIVABLES DELINQUENCY RATIO TO THE MANAGED
    DELINQUENCY RATIO

	December 31, 2003			December 31, 2002

	Delinquent Balances (c)	Ending Loans Outstanding	Delinquency Ratio (c)	Delinquent Balances (c)	Ending Loans Outstanding	Delinquency Ratio (c)

Loan receivables (b)	$1,289,799	$33,624,077	3.84%	$1,251,603	$28,726,508	4.36%
Securitized loans	3,913,851	84,869,483	4.61	3,977,908	78,531,334	5.07

Managed loans	$5,203,650	$118,493,560	4.39	$5,229,511	$107,257,842	4.88

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

RECONCILIATION OF THE NET INTEREST MARGIN RATIO TO THE MANAGED NET INTEREST MARGIN RATIO

	For the Three Months			For the Three Months
	Ended December 31, 2003			Ended December 31, 2002

	Average Earning Assets	Net Interest Income	Net Interest Margin Ratio	Average Earning Assets	Net Interest Income	Net Interest Margin Ratio

Net interest margin (d):
Investment securities and money market instruments (e)	$12,482,481			$9,875,949
Other interest-earning assets (e)	4,010,412			3,776,766
Loan receivables (b)	29,197,125			26,688,508

Total	$45,690,018	$615,919	5.35%	$40,341,223	$574,478	5.65%

Securitization adjustments:
Investment securities and money market instruments	$-			$-
Other interest-earning assets	(3,940,599)			(3,713,370)
Securitized loans	84,574,458			77,054,500

Total	$80,633,859	$2,026,412	9.97%	$73,341,130	$1,852,778	10.02%

Managed net interest margin (d):
Investment securities and money market instruments (e)	$12,482,481			$9,875,949
Other interest-earning assets (e)	69,813			63,396
Managed loans	113,771,583			103,743,008

Total	$126,323,877	$2,642,331	8.30%	$113,682,353	$2,427,256	8.47%

	For the Twelve Months			For the Twelve Months
	Ended December 31, 2003			Ended December 31, 2002

	Average Earning Assets	Net Interest Income	Net Interest Margin Ratio	Average Earning Assets	Net Interest Income	Net Interest Margin Ratio

Net interest margin (d):
Investment securities and money market instruments (e)	$11,693,550			$8,257,838
Other interest-earning assets (e)	3,904,013			3,869,893
Loan receivables (b)	28,183,818			25,315,200

Total	$43,781,381	$2,351,132	5.37%	$37,442,931	$2,075,645	5.54%

Securitization adjustments:
Investment securities and money market instruments	$-			$-
Other interest-earning assets	(3,835,216)			(3,808,179)
Securitized loans	81,691,156			74,718,731

Total	$77,855,940	$7,854,265	10.09%	$70,910,552	$7,044,102	9.93%

Managed net interest margin (d):
Investment securities and money market instruments (e)	$11,693,550			$8,257,838
Other interest-earning assets (e)	68,797			61,714
Managed loans	109,874,974			100,033,931

Total	$121,637,321	$10,205,397	8.39%	$108,353,483	$9,119,747	8.42%

NOTES TO EXHIBIT A:

(a) MBNA Corporation’s net credit loss ratio is calculated by dividing annualized net credit losses, which exclude uncollectible accrued interest and fees and fraud losses, for the period by average loans, which include estimated collectible billed interest and fees for the corresponding period.
(b) Loan receivables include loans held for securitization and the loan portfolio.
(c) Delinquency represents accruing loans that are 30 days or more past due.
(d) Net interest margin ratios are presented on a fully taxable equivalent basis. The fully taxable equivalent adjustment for the three and twelve months ended December 31, 2003 was $222 and $759, respectively. The fully taxable equivalent adjustment for the three and twelve months ended December 31, 2002 was $267 and $1,070, respectively.
(e) For purposes of comparability, certain prior period amounts have been reclassified.